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                                                                    Exhibit 99.4
                                    FORM OF
                                VOTING AGREEMENT

                                [NAME OF TRUSTEE]


         THIS VOTING AGREEMENT (this "Agreement") is entered into as of May 13, 2003 by and among, Crown American Realty Trust, a Maryland real estate investment trust ("Crown"), and Crown American Properties, L.P., a Delaware limited partnership ("Crown Partnership") and [NAME OF TRUSTEE] (the "PREIT Securityholder").

         WHEREAS, Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust ("PREIT"), PREIT Associates, L.P., a Delaware limited partnership ("PREIT Partnership"), Crown and Crown Partnership have entered into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), pursuant to which, among other things, Crown will merge with and into PREIT (the "Merger"), with PREIT continuing as the surviving entity of the Merger, and PREIT Partnership and Crown Partnership will consummate certain transactions contemplated in connection with the Merger, all upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

         WHEREAS, if and to the extent the PREIT Securityholder owns and has sole voting power or sole power to control the voting of any shares of beneficial interest, par value $1.00 per share, of PREIT ("PREIT Common Shares") on the date of the PREIT shareholders meetings described in Section 2(a) (including any such PREIT Common Shares acquired upon the exercise of any options which have been or may in the future be granted to the PREIT Securityholder) (any such PREIT Common Shares owned by the PREIT Securityholder on the date of the PREIT shareholders meetings described in Section 2(a) as to which the PREIT Securityholder has sole voting power or sole power to direct the voting of, and the associated rights issued pursuant to that certain Rights Agreement dated as of April 30, 1999 between PREIT and American Stock Transfer & Trust Company, as rights agent, being referred to herein as the "Covered PREIT Common Shares"), he has agreed to vote such shares as set forth herein;

         WHEREAS, in connection with and as an inducement to Crown and Crown Partnership to enter into the Merger Agreement, the PREIT Securityholder desires to execute and deliver this Agreement in such person's capacity as the owner with sole voting power or sole power to direct the voting of the Covered PREIT Common Shares (if any).

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         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, intending to be legally bound hereby, as follows:

SECTION 1. Voting of PREIT Common Shares

         (a) During the period from the execution and delivery by the parties of this Agreement through the earlier of (i) the effective time of the Merger or
(ii) the termination of the Merger Agreement in accordance with the terms thereof (such period hereinafter referred to as the "Term"), the PREIT Securityholder shall not, directly or indirectly, and shall cause each record holder of any of the Covered PREIT Common Shares not to, directly or indirectly,
(A) grant any proxies for any Covered PREIT Common Shares with respect to any matters described in paragraph (a) of Section 2 hereof (other than a proxy directing the holder thereof to vote the Covered PREIT Common Shares in a manner required by paragraph (a) of Section 2 hereof), (B) deposit any Covered PREIT Common Shares into a voting trust or enter into a voting agreement with respect to any Covered PREIT Common Shares with respect to any of the matters described in paragraph (a) of Section 2 hereof (other than a voting agreement under which the applicable parties agree to vote the Covered PREIT Common Shares in a manner required by paragraph (a) of Section 2 hereof), or tender any Covered PREIT Common Shares in a transaction other than a transaction contemplated by the Merger Agreement, or (C) take any action which is intended to have the effect of preventing or disabling such PREIT Securityholder from performing such PREIT Securityholder's obligations under this Agreement; provided, however, that nothing herein shall prevent the sale, transfer, pledge, encumbrance, assignment or other disposition of all or any portion of the PREIT Common Shares now owned or hereafter acquired by the PREIT Securityholder.

         (b) Notwithstanding any provisions contained in this Agreement to the contrary, any person who acquires any PREIT Common Shares from the PREIT Securityholder, including without limitation any lender or other third party transferee who may acquire all or a portion of the PREIT Securityholder's PREIT Common Shares as a result of foreclosure by the lender or the exercise of any other remedies available to such lender with respect to the pledge, shall not be bound by this Agreement.

         (c) The parties hereby acknowledge and agree that the PREIT Securityholder may dispose of some or all of his PREIT Common Shares prior to the Merger. PREIT Securityholder shall not be in breach of this Agreement if, at the time of the PREIT shareholders meetings described in Section 2(a), he does not own any Covered PREIT Common Shares.

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SECTION 2. Voting

         (a) During the Term, the PREIT Securityholder shall cast or cause to be cast all votes attributable to the Covered Common Shares (if any) owned by the PREIT Securityholder at the time of any annual or special meeting of shareholders of PREIT, including any adjournments or postponements thereof, or in connection with any written consent or other vote of PREIT shareholders, at any annual or special meeting of shareholders of PREIT, including any adjournments or postponements thereof, or in connection with any written consent or other vote of PREIT shareholders, in favor of adoption of the Merger Agreement and approval of the Merger and any other transactions contemplated by the Merger Agreement.

         (b) The PREIT Securityholder will retain the right to vote the PREIT Securityholder's PREIT Common Shares, in the PREIT Securityholder's sole discretion, on all matters other than those described in paragraph (a) of this
Section 2, and the PREIT Securityholder may grant proxies and enter into voting agreements or voting trusts for the PREIT Securityholder's PREIT Common Shares in respect of such other matters.

SECTION 3. Representations and Warranties of the PREIT
           Securityholder

         The PREIT Securityholder hereby represents and warrants to Crown and Crown Partnership as follows:

         (a) The PREIT Securityholder has the legal capacity, power, authority and right (contractual or otherwise), to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the PREIT Securityholder and constitutes a valid and binding obligation of the PREIT Securityholder, enforceable against the PREIT Securityholder in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         (b) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not conflict with or violate any court order, judgment or decree applicable to the PREIT Securityholder, or conflict with or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under any contract or agreement to which the PREIT Securityholder is a party or by which


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the PREIT Securityholder is bound or affected, other than where any such conflicts, violations, breaches or defaults would not (individually or in the aggregate) materially and adversely affect the PREIT Securityholder's ability to perform any of such PREIT Securityholder's obligations under this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign (a "Governmental Entity"), is required by or with respect to the PREIT Securityholder in connection with the execution and delivery of this Agreement by the PREIT Securityholder or the consummation by the PREIT Securityholder of the transactions contemplated by this Agreement.

SECTION 4. Further Assurances

         During the Term, the PREIT Securityholder shall make such filings as may be required under the Securities Exchange Act of 1934, as amended, and, upon the request of Crown, execute and deliver such documents and take such actions as Crown may reasonably deem necessary to effectuate the purposes of this Agreement.

SECTION 5. Interpretation

         When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

SECTION 6. Counterparts

         This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

SECTION 7. Entire Agreement; No Third Party Beneficiaries

         This Agreement (including the Schedules hereto) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and (b) is not intended to confer upon any Person other than the parties hereto any rights or remedies.


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SECTION 8. Governing Law

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

SECTION 9. Assignment

         Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

SECTION 10. Enforcement

         The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in Pennsylvania or in any state court located in Pennsylvania this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in Pennsylvania or any state court located in Pennsylvania in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

SECTION 11. Severability

         Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is


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so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 12. Amendment

         This Agreement shall not be amended, altered, or modified except by an instrument in writing duly executed and delivered by the party against whom enforcement of the amendment, alteration or modification is sought.

SECTION 13. No Waiver

         No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence thereto. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought, and then only to the extent expressly specified therein. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 14. Capacity of PREIT Securityholder

         The PREIT Securityholder has executed this Agreement solely in such PREIT Securityholder's capacity as a securityholder of PREIT or PREIT Partnership and not in such PREIT Securityholder's capacity as an officer, director, trustee, employee or manager of PREIT or PREIT Partnership or any of their Affiliates. Without limiting the foregoing, nothing in this Agreement shall limit or affect any actions taken by such PREIT Securityholder in such PREIT Securityholder's capacity as an officer, director, trustee, employee or manager of PREIT or PREIT Partnership or any of their Affiliates.

SECTION 15. Termination

         This Agreement shall automatically terminate upon the termination of the Merger Agreement in accordance with the terms thereof. None of the representations, warranties, covenants or agreements in this Agreement shall survive the termination of this Agreement; provided, however, that nothing contained herein shall release the PREIT Securityholder from any liability arising from any breach of any of the PREIT Securityholder's representations, warranties, covenants or agreements in this Agreement.


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SECTION 16. Notices

         All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered personally, sent by overnight courier (providing proof of delivery) to the parties or sent by telecopy (providing confirmation of transmission) at the addresses or telecopy number (or at such other address or telecopy number for a party as shall be specified by like notice) from such party as set forth on the address page hereof. All notices shall be deemed given only when actually received.


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         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Voting Agreement, or have caused this Voting Agreement to be duly executed and delivered in their names and on their behalf, as of the date first written above.

                                     CROWN AMERICAN REALTY TRUST


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                     CROWN AMERICAN PROPERTIES, L.P.

                                     By:  Crown American Realty Trust,
                                           its general partner


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                     Address for Notice to Crown American
                                     Realty Trust and Crown American
                                     Properties, L.P.:


                                     Pasquerilla Plaza
                                     --------------------------------------
                                     Number               Street

                                     Johnstown,        PA             15901
                                     --------------------------------------
                                       City          State         Zip Code


                                     --------------------------------------
                                     [NAME OF TRUSTEE]


                                     Address for Notice to PREIT Securityholder:



                                     --------------------------------------
                                     Number               Street



                                     --------------------------------------
                                       City          State         Zip Code


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                             Schedule of Signatories


         The following is a list of the individuals who signed this form of voting agreement:


Ira M Lubert
Leonard I. Korman
Jeffrey P. Orleans
Lee A. Javitch
Rosemarie B. Greco